Share Capital	12 Months Ended
Mar. 31, 2013
Equity [Abstract]
Share Capital
15.	SHARE CAPITAL

Holders of common stock of Global-Tech have one vote for each stock held on all matters submitted to vote at a shareholders’ meeting of Global-Tech. Subject to the rights of the holders of stock with preferential or other special rights which may be authorized in the future, holders of common stock of Global-Tech are entitled to receive dividends pro rata out of assets legally available therefore and, in the event of the winding up of Global-Tech, to share ratably in all assets remaining after payment of liabilities of Global-Tech. The Board of Directors of Global-Tech may declare interim dividends and recommend a final annual dividend from retained earnings available for cash dividends as determined for statutory purposes at such times and in such amounts as they may determine. Dividends may only be declared and paid out of surplus.

During the fiscal year ended March 31, 2009, the Board of Directors of Global-Tech authorized an amendment to Global-Tech’s Memorandum of Association to effect a 4-for-1 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding common stock of Global-Tech, effective from December 10, 2008 (the “Effective Date”). During the fiscal year ended March 31, 2009, Global-Tech also proportionally reduced the authorized number of shares of its common and preferred stock to 12,500,000 and 250,000, respectively. On the Effective Day, every four shares of common stock of Global-Tech issued and outstanding as of the Effective Date were consolidated into one share of post-reverse split common stock.